Exhibit 10.14

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”. A COMPLETE VERSION OF THE EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

AMENDMENT #7

TO AMENDED AND RESTATED DEVELOPMENT,

LICENSE AND SUPPLY AGREEMENT

This Amendment # 7 effective as of February 20, 2009 (“Amendment Effective Date”), by and between CIMA LABS INC., a Delaware corporation (“CIMA”), and Azur Pharma Limited, an Irish limited company (“AZUR”), as assignee of Azur Pharma International III Limited, a Bermuda corporation, amends and supplements that certain Amended and Restated Development, License and Supply Agreement between CIMA and AZUR dated August 22, 2005, as amended by that Amendment #1 to Amended And Restated Development, License and Supply Agreement effective October 19, 2005, Amendment #2 to Amended and Restated Development, License and Supply Agreement effective April 10, 2007, Amendment #3 to Amended and Restated Development, License and Supply Agreement effective as of January 1, 2008, Amendment #4 to Amended and Restated Development, License and Supply Agreement effective as of April 15, 2008, Amendment #5 to Amended and Restated Development, License and Supply Agreement effective as of September 9, 2008, and Amendment #6 to Amended and Restated Development, License and Supply Agreement effective as of March 6, 2009 (collectively, the “Agreement”).

WHEREAS, AZUR requested that CIMA conduct additional work to determine the feasibility of 150 mg and 200 mg dosage strengths of API formulated with the DuraSolv technology and CIMA is willing to conduct, or has conducted, such work, all in accordance with the terms hereof;

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B-10 attached to this Amendment #7 shall be added to the Agreement.

2.	If the parties wish to proceed beyond the activities set forth in Schedule B-10 to develop and commercialize the 150 mg and 20 mg dosage forms of API formulated with the DuraSolv technology, they shall enter into an amendment to the Agreement setting forth any additional development activities and associated fees, as well as the related financial and other terms of marketing and selling the additional dosage strengths on an ongoing basis.

3.	Unless otherwise set forth in this Amendment #7, all references to Sections or Appendices refer to Sections or Appendices of the Agreement.

4.	To the extent set any of the activities covered by Schedule B-10 have been completed, they shall be covered by the Agreement as amended by this Amendment #7.

5.	In the event of any conflict between this Amendment #7 and the Agreement, the terms of this Amendment #7 shall control.

6.	All other terms and conditions of the Agreement shall remain in full force and effect. Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in two originals by their duly authorized representatives.

CIMA LABS INC.		AZUR PHARMA LIMITED

BY:	/s/ Sarma Dudda	BY:	/s/ Fintan Keegan

NAME:	Sarma Dudda	NAME:	Fintan Keegan

TITLE:	General Manager and Vice President, Drug Delivery Technologies	TITLE:	SVP Technical Ops

DATE:	5/21/09	DATE:	14 April 2009

Schedule B-10

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Anticipated Product Attributes:

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.